UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2009
                                                          --------------

                               CAPE BANCORP, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                     001-33934                26-1294270
-----------------------------     ---------------------     --------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 of Incorporation)                                           Identification No.)


225 North Main Street, Cape May Courthouse, New Jersey            08210
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (609) 465-5600
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01      Change in Registrant's Certifying Accountant

     On April 16, 2009, Cape Bancorp, Inc. (the "Registrant") dismissed Crowe Horwath LLP ("Crowe") as the Registrant's principal accountants. This decision was approved by the Registrant's Audit Committee.

     The audit reports of Crowe on the Registrant's consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2008 and 2007 and the subsequent interim period through April 16, 2009, there were no: (1) disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in connection with its audit reports, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K.

     The Registrant has provided Crowe with a copy of the disclosure contained in this Current Report on Form 8-K, which was received by Crowe on April 17, 2009. The Registrant has requested that Crowe issue a letter stating whether or not it agrees with the above statements. This letter will be filed with the SEC once received.

     On April 16, 2009, the Registrant engaged KPMG LLP ("KPMG") as the Registrant's new principal accountants. During the years ended December 31, 2008 and 2007 and the subsequent period prior to engaging KPMG, the Registrant did not consult with KPMG regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of SEC Regulation S-K.

     Due to the change in the Registrant's principal accountants, it is expected that the Registrant will not issue a press release for its first quarter earnings until May 11, 2009, the filing date of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009.


Item 9.01.     Financial Statements and Exhibits

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Shell Company Transactions. Not Applicable

               (d)  Exhibits. None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            CAPE BANCORP, INC.



DATE:  April 17, 2009                  By:  /s/ Guy Hackney
                                            ------------------------------------
                                            Guy Hackney
                                            Chief Financial Officer